UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2024
SEAPORT ENTERTAINMENT GROUP INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-42113 (Commission File Number)	93-1869991 (IRS Employer Identification No.)

199 Water Street, 28th Floor New York, NY (Address of principal executive offices)	10038 (Zip code)
Registrant’s telephone number, including area code: (212) 732-8257
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.
Separation and Distribution
On July 31, 2024 (the “Distribution Date”), at 11:59 p.m. Eastern Time, the previously announced separation (the “Separation”) of Seaport Entertainment Group Inc., a Delaware corporation (“Seaport Entertainment” or the “Company”), from Howard Hughes Holdings Inc. (“HHH”) was completed. Seaport Entertainment is comprised of HHH’s pre-existing entertainment-related assets in New York City and Las Vegas, including the Seaport in Lower Manhattan, a 25% minority interest in Jean-Georges Restaurants as well as other partnerships, the Las Vegas Aviators Triple-A Minor League Baseball team and Las Vegas Ballpark and an interest in and to 80% of the air rights above the Fashion Show mall in Las Vegas.
The Separation was achieved through HHH’s pro rata distribution of 100% of the outstanding shares of common stock of Seaport Entertainment to holders of record of HHH common stock as of the close of business on July 29, 2024 (the “Record Date”). Each holder of record of HHH common stock received one share of Seaport Entertainment common stock for every nine shares of HHH common stock held at the close of business on the Record Date (the “Distribution”). In connection with the Separation, HHH made a cash contribution of $23.4 million to the Company. Following the completion of the Separation, Seaport Entertainment became an independent, publicly traded company. On August 1, 2024, Seaport Entertainment’s common stock began trading on the NYSE American LLC (the “NYSE American”) under the ticker symbol “SEG.”
In connection with the Separation, on July 31, 2024, the Company entered into several agreements with HHH that, among other things, provide a framework for its relationship with HHH after the Separation, including the following agreements:
•Separation Agreement
•Transition Services Agreement
•Tax Matters Agreement
•Employee Matters Agreement
Summaries of certain material features of the Separation Agreement, Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with HHH” in the Company’s Information Statement related to the Separation, which is included as Exhibit 99.1 to Amendment No. 5 to the Registration Statement on Form 10 (File No. 001-42113) filed with the Securities and Exchange Commission on July 23, 2024 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.
Separation Agreement
The Separation Agreement sets forth, among other things, agreements between the Company and HHH regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of the Company’s ongoing relationship with HHH after completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference into this Item 1.01.
Transition Services Agreement
The Transition Services Agreement sets forth the terms and conditions pursuant to which HHH and its subsidiaries will provide the Company and its subsidiaries certain services on an interim, transitional basis. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Tax Matters Agreement
The Tax Matters Agreement governs the Company’s and HHH’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, preparation and filing of tax returns, control of audits and other tax proceedings and certain other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.
Employee Matters Agreement
The Employee Matters Agreement governs, among other things, the Company’s and HHH’s compensation and employee benefit obligations with respect to employees of each company and generally allocates liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference into this Item 1.01.
Indemnification Agreements
The Company has also entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements provide for the indemnification of each such director or executive officer to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts arising from any claims relating to the fact that such person is or was a director or executive officer, as applicable, of the Company, and also provide for rights to the advancement of expenses, including legal expenses. The description of the indemnification agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the indemnification agreements, a form of which is filed as Exhibit 10.4 hereto and incorporated by reference into this Item 1.01.
Amended Limited Liability Company Agreement of Jean-Georges Restaurants
On July 31, 2024, in connection with the Separation, the Company entered into an amendment (the “JG LLCA Amendment”) to the Second Amended and Restated Limited Liability Company Agreement (the “Existing LLCA”) of JG Restaurant HoldCo LLC (“Jean-Georges Restaurants”), dated July 31, 2024, by and among Jean-Georges Restaurants, Seaport District NYC, Inc., JG TopCo LLC and Jean-Georges Vongerichten. Because the Separation included the transfer of HHH’s pre-existing 25% minority interest in Jean-Georges Restaurants to Seaport Entertainment, the JG LLCA Amendment was entered into, among other things, to replace references to HHH and its subsidiaries with the Company and its subsidiaries as part of the transfer of ownership and obligations under the Existing LLCA. The foregoing summary is qualified in its entirety by reference to the complete terms and conditions of the JG LLCA Amendment, which is filed as Exhibit 10.5 hereto and incorporated by reference into this Item 1.01.
Revolving Credit Agreement
On July 31, 2024, in connection with the Separation, the Company, through its wholly owned subsidiary SEG Revolver, LLC, entered into a revolving credit agreement (the “Credit Agreement”) with HHH, as lender. A summary of certain material features of the Credit Agreement can be found in the section of the Information Statement entitled “Description of Certain Indebtedness.” The summary is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreement, which is filed as Exhibit 10.6 hereto and incorporated by reference into this Item 1.01.
Amended 250 Water Street Term Loan
In 2023, the Company’s subsidiary 250 Seaport District, LLC (the “250 Water Street Borrower,” at such time a subsidiary of HHH), the fee owner of the 250 Water Street property, entered into a term loan agreement (the “Existing 250 Water Street Term Loan”) with Mizuho Capital Markets (“MCM”), as agent, and certain lenders. In connection with the Existing 250 Water Street Term Loan, TWL-Bridgeland Holding Company, LLC, the guarantor of 250 Water Street Borrower’s obligations under the Existing 250 Water Street Term Loan and a subsidiary of

HHH, entered into a total return swap with MCM to provide credit support for the 250 Water Street Borrower’s obligations under the Existing 250 Water Street Term Loan.
On July 31, 2024, in connection with the Separation, the Company caused 250 Water Street Borrower to enter into certain agreements (collectively, the “Refinanced 250 Water Street Term Loan”) with MCM to refinance the Existing 250 Water Street Term Loan. In connection with the Refinanced 250 Water Street Term Loan, the Company also entered into a total return swap with MCM to provide credit support for the 250 Water Street Borrower’s obligations under the Refinanced 250 Water Street Term Loan. A summary of certain material features of the Refinanced 250 Water Street Term Loan can be found in the section of the Information Statement entitled “Description of Certain Indebtedness.” The summary is qualified in its entirety by reference to the complete terms and conditions of the amendment to the Existing 250 Water Street Term Loan, which is filed as Exhibit 10.7 hereto and incorporated by reference into this Item 1.01.
Amendments to Las Vegas Ballpark Deed of Trust and Related Documents
In 2018, to finance the Las Vegas ballpark, Clark County Las Vegas Stadium, LLC, at such time a subsidiary of HHH, entered into a Note Purchase Agreement pursuant to which it issued a 4.92% senior secured note to Wells Fargo Trust Company, National Association, as trustee, in the principal amount of $51.2 million (the “Las Vegas Note Purchase Agreement”). The Las Vegas Note Purchase Agreement is secured by a deed of trust (the “Las Vegas Ballpark Deed of Trust”).
On July 31, 2024, in connection with the Separation, the Company entered into a replacement indemnity and guaranty agreement pursuant to which it replaced HHH as guarantor of the Las Vegas Ballpark Deed of Trust. A summary of certain material features of the Las Vegas Note Purchase Agreement can be found in the section of the Information Statement entitled “Description of Certain Indebtedness.” The amendment to the loan documents related to the Las Vegas Ballpark Deed of Trust and the replacement indemnity and guaranty agreement are filed as Exhibits 10.8 and 10.9, respectively, hereto and incorporated by reference into this Item 1.01.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K under each of the subheadings “Revolving Credit Agreement,” “Amended 250 Water Street Term Loan” and “Amendments to Las Vegas Ballpark Deed of Trust and Related Documents” is incorporated by reference into this Item 2.03.
Item 3.02    Unregistered Sales of Equity Securities.
On July 31, 2024, in connection with the Separation, the Company issued approximately 5,230,359 shares of its common stock to The Howard Research and Development Corporation (“HRD”), a subsidiary of HHH, in consideration for the transfer of certain assets, and approximately 291,525 shares of its common stock to The Howard Hughes Corporation (“HHC”), also a subsidiary of HHH, in consideration for the transfer of certain other assets, in each case after adjusting for the reclassification and conversion of all of the Company’s outstanding shares of common stock pursuant to the Certificate of Incorporation (defined below). Prior to the Separation, all such shares were transferred to HHH pursuant to certain other restructuring transactions. The shares issued to HRD and HHC were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. Each offering was not a “public offering” because only one person was involved in such transaction, neither the Company, HRD nor HHC has engaged in a general solicitation or advertising with regard to the issuance of the shares and neither the Company, HRD nor HHC has offered securities to the public in connection with such issuances.

Item 3.03    Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01    Changes in Control of Registrant.
Immediately prior to the Distribution, the Company was a wholly owned subsidiary of HHH. Following the completion of the Separation and the Distribution, the Company is now an independent, publicly traded company with its common stock trading on NYSE American under the ticker symbol “SEG.”
The Distribution was made to holders of record of HHH common stock as of the close of business on the Record Date, each of whom received one share of Seaport Entertainment common stock for every nine shares of HHH common stock held as of the Record Date. The description of the Separation included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director and Officer Appointments
On July 29, 2024, immediately prior to the commencement of “when-issued” trading of the Company’s common stock on NYSE American, the Board of Directors of the Company (the “Board”) expanded its size from one to two directors, and David Z. Hirsh was appointed to fill the vacancy created by the increase in the size of the Board, effective immediately prior to the commencement of “when-issued” trading and to serve until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. In connection with his appointment to the Board, Mr. Hirsh was appointed to the Audit Committee of the Board as both a member and the Chair, effective immediately prior to commencement of “when-issued” trading.
On July 31, 2024, in connection with and effective upon the consummation of the Separation, the size of the Board was expanded from two to five directors, with each of Michael A. Crawford, Monica S. Digilio and Anthony F. Massaro appointed to the Board, and Mr. Crawford serving as lead independent director.
Biographical information for each member of the Board can be found in the Information Statement under the section entitled “Management,” which is incorporated by reference into this Item 5.02. Each of Mr. Crawford, Ms. Digilio and Mr. Hirsh will participate in the Company’s director compensation package for non-employee directors, the terms of which are described below.
•an annual cash retainer of $50,000 (with an additional $10,000 annual retainer paid to the lead independent director);
•an annual equity award valued at $100,000; and
•a $10,000 annual cash retainer for service on the Audit Committee (with an additional $20,000 annual retainer for service as the Chair), an $8,750 annual cash retainer for service on the Compensation Committee (with an additional $15,000 annual retainer for service as the Chair) and a $5,000 annual cash retainer for service on the Nominating and Corporate Governance Committee (with an additional $12,500 annual retainer for service as the Chair).
Mr. Massaro has waived all compensation relating to his service as a director of the Company. The Company has also entered into an indemnification agreement with each of the directors. None of the directors has been a participant in any related person transactions required to be disclosed under Item 404(a) of Regulation S-K.
In connection with Mr. Crawford, Ms. Digilio and Mr. Massaro joining the Board, in addition to Mr. Hirsh, the directors set forth below were appointed to the Audit Committee, Compensation Committee and Nominating and

Corporate Governance Committee of the Board, effective as of the consummation of the Separation. The current composition of the Committees is as follows:

Committee	Members
Audit Committee	David Z. Hirsh (Chair) Michael A. Crawford Monica S. Digilio

Compensation Committee	Monica S. Digilio (Chair) Michael A. Crawford David Z. Hirsh

Nominating and Corporate Governance Committee	Michael A. Crawford (Chair) Monica S. Digilio David Z. Hirsh
In addition, Anton D. Nikodemus will continue to serve as President, Chief Executive Officer and Chairman of the Board of Seaport Entertainment following the Distribution. Biographical information about, and compensation information for, Mr. Nikodemus is contained in the Information Statement under the sections entitled “Management” and “Executive Compensation,” respectively. Such information is incorporated by reference into this Item 5.02.
Amended Employment Agreements
On August 1, 2024, the Company entered into amendments to the employment agreements (each, an “Amendment”) between the Company and each of Mr. Nikodemus, Matthew Partridge and Lucy Fato. Each of the Amendments provides that the executive’s 2024 annual bonus shall be determined in the discretion of the Compensation Committee of the Board based on achievement of the Company’s goals for calendar year 2024 as approved by the Board, within the threshold, target and maximum amounts previously contemplated by the applicable employment agreement. The Amendments with Mr. Partridge and Ms. Fato also provide that the executive’s Annual LTIP Award (as defined in each employment agreement) for 2024 will be granted in the form of a restricted stock unit award subject solely to service-based vesting, in three equal annual installments, subject to the executive’s continued service through the applicable vesting date; provided that such award will vest in full (to the extent then-unvested) upon the occurrence of a change of control of the Company (as defined in the Seaport Entertainment Group Inc. 2024 Equity Incentive Plan (the “Equity Incentive Plan”)) (the “Vesting Schedule”). In addition, the Amendments with Mr. Partridge and Ms. Fato specify that the number of shares subject to the 2024 Annual LTIP Award will be based on the volume weighted average per-share price of Seaport Entertainment common stock trading on NYSE American over the 5-day trading period commencing on the date immediately following the Distribution Date (the “5-Day VWAP”).
The descriptions of the Amendments are qualified in their entirety by reference to the complete terms and conditions of the Amendments with each of Mr. Nikodemus, Mr. Partridge and Ms. Fato, which are filed as Exhibits 10.10, 10.11 and 10.12, respectively, hereto and incorporated by reference into this Item 5.02.

Equity Awards

On August 1, 2024, the Board approved the grant of awards under the Equity Incentive Plan, to be effective as of the fifth trading day following the Distribution Date, to each of Mr. Nikodemus, Mr. Partridge and Ms. Fato, in each case, as contemplated by the executive’s employment agreement (as amended). The award to Mr. Nikodemus consists of restricted stock units, a stock option having a per share exercise price equal to 100% of the fair market value of a share of Seaport Entertainment common stock on the date of grant and a stock option having a per share exercise price equal to 150% of the fair market value of a share of Seaport Entertainment common stock on the date of grant, each representing one-third of the aggregate award value of $10,000,000 and each cliff-vesting on August 1, 2029, subject to Mr. Nikodemus’ continued service through such date.

The awards granted to Mr. Partridge and Ms. Fato consist of restricted stock units that vest according to the Vesting Schedule. The aggregate value of Mr. Partridge’s award is $900,000, and the aggregate value of Ms. Fato’s award is $212,500.

The number of shares subject to each equity award will be determined by dividing the approved award value set forth above by the 5-Day VWAP, and each award of restricted stock units will be granted with dividend equivalent rights. Each award is subject to the terms and conditions of the Equity Incentive Plan and award agreements to be entered into between the Company and the applicable executive.

The forms of stock option and restricted stock unit agreements under the Equity Incentive Plan are filed as Exhibits 10.13 and 10.14 hereto.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Separation, on July 31, 2024, the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”) became effective. Summaries of the Certificate of Incorporation and the Bylaws are included in the Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03. The summaries are not complete and are qualified in their entirety by the complete text of each of the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, hereto and incorporated by reference into this Item 5.03.
Item 8.01    Other Events.
On July 31, 2024, in connection with certain restructuring transactions to effectuate the Separation, Seaport District NYC, Inc., a Delaware corporation (“Seaport District”), and at such time an indirect subsidiary of HHH, issued 10,000 shares of its 14.000% Series A preferred stock, par value $0.01 per share, with an aggregate liquidation preference of $10.0 million to its direct parent in exchange for the contribution by its parent of certain assets. Following the Separation, Seaport District became an indirect subsidiary of the Company.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Separation Agreement, dated July 31, 2024, between Seaport Entertainment Group Inc. and Howard Hughes Holdings Inc.
3.1	Amended and Restated Certificate of Incorporation of Seaport Entertainment Group Inc.
3.2	Amended and Restated Bylaws of Seaport Entertainment Group Inc.
10.1	Transition Services Agreement, dated July 31, 2024, between Seaport Entertainment Group Inc. and Howard Hughes Holdings Inc.
10.2	Tax Matters Agreement, dated July 31, 2024, between Seaport Entertainment Group Inc. and Howard Hughes Holdings Inc.
10.3	Employee Matters Agreement, dated July 31, 2024, between Seaport Entertainment Group Inc. and Howard Hughes Holdings Inc.
10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Form 10 filed by Seaport Entertainment Group Inc. on July 19, 2024)
10.5
First Amendment to Second Amended and Restated Limited Liability Company Agreement of JG Restaurant HoldCo LLC, dated July 31, 2024, by and among JG Restaurant HoldCo LLC, Seaport District NYC, Inc., JG TopCo LLC and Jean-Georges Vongerichten

10.6	Credit Agreement, dated July 31, 2024, between SEG Revolver, LLC and Howard Hughes Holdings Inc.
10.7	Amendment to Loan Documents Agreement, dated July 31, 2024, by and among 250 Seaport District LLC, TWL-Bridgeland Holding Company, LLC, Seaport Entertainment Group Inc. and Mizuho Capital Markets LLC
10.8	Omnibus Amendment, dated July 31, 2024, by and between Clark County Las Vegas Stadium, LLC and Computershare Trust Company, National Association
10.9	Indemnity and Guaranty Agreement, dated July 31, 2024, by and between Seaport Entertainment Group Inc. and Computershare Trust Company, National Association
10.10	Amendment to Employment Agreement, dated August 1, 2024, by and between Seaport Entertainment Group Inc. and Anton Nikodemus
10.11	Amendment to Employment Agreement, dated August 1, 2024, by and between Seaport Entertainment Group Inc. and Matthew Partridge
10.12	Amendment to Employment Agreement, dated August 1, 2024, by and between Seaport Entertainment Group Inc. and Lucy Fato
10.13	Form of Stock Option Agreement under the Seaport Entertainment Group Inc. 2024 Equity Incentive Plan
10.14	Form of Restricted Stock Unit Agreement under the Seaport Entertainment Group Inc. 2024 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAPORT ENTERTAINMENT GROUP INC.

By:	/s/ Lucy Fato
Name:	Lucy Fato
Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date: August 1, 2024